Exhibit 99.1

Medley Capital Corporation Announces June 30, 2019 Financial Results

NEW YORK, NY (August 8, 2019) - Medley Capital Corporation (NYSE: MCC) (TASE: MCC) (the “Company”) today announced financial results for its third fiscal quarter ended June 30, 2019.

Third Quarter Highlights

•	Net investment loss of $(0.07) per share

•	Adjusted net investment income of $0.01 per share excluding merger related and other one-time expenses

•	Net asset value (“NAV”) of $4.55 per share

•	The board of directors did not declare a dividend this quarter

•	Paid down $135.0 million remaining SBA Guaranteed Debentures (“SBA Debentures”)

Merger Update

•	On July 29, 2019, the Company, Sierra Income Corporation and Medley Management Inc. announced the execution of the amended merger agreements[1]

•	On July 29, 2019, the Company’s special committee announced the commencement of a go-shop process in accordance with the amended MCC merger agreement[2]

Portfolio Investments

The total value of our investments was $475.8 million at June 30, 2019. During the quarter ended June 30, 2019, the Company originated $6.7 million of investments and had $120.1 million of repayments and sales, resulting in net repayments and sales of $113.4 million. As of June 30, 2019, the Company had investments in securities of 54 portfolio companies with approximately 52.2% consisting of senior secured first lien investments, 7.4% consisting of senior secured second lien investments, 0.6% consisting of unsecured debt, 15.3% in MCC Senior Loan Strategy JV and 24.5% in equities / warrants. As of June 30, 2019, the weighted average yield based upon the cost basis of our income bearing portfolio investments, excluding cash and cash equivalents, was 9.5%.

Results of Operations

For the three months ended June 30, 2019, the Company reported net investment loss per share and net loss per share of $(0.07) and $(0.56), respectively, calculated based upon the weighted average shares outstanding. Adjusted net investment income was $0.01 per share, which excludes $4.3 million of expenses associated with the pending merger as well other one-time expenses. As of June 30, 2019, the Company’s NAV was $4.55 per share, which included a reduction of $0.08 per share from merger related and other one-time expenses.

Investment Income

For the three months ended June 30, 2019, total investment income was $11.4 million and consisted of $8.2 million of portfolio interest income, $2.0 million of dividend income, and $1.2 million of fee income.

For the nine months ended June 30, 2019, total investment income was $38.2 million and consisted of $30.1 million of portfolio interest income, $6.1 million of dividend income, and $2.0 million of fee income.

Expenses

For the three months ended June 30, 2019, total expenses were $15.2 million and consisted of the following: base management fees of $2.7 million, interest and financing expenses of $6.8 million, professional fees of $3.2 million, administrator expenses of $0.8 million, directors’ fees of $0.4 million, and other general and administrative related expenses of $1.3 million. Of the $6.8 million interest and financing expenses, $1.8 million was related to the prepayment of interest through 9/1/19 in connection with the voluntary repayment of the SBA Debentures.

For the nine months ended June 30, 2019, total expenses were $50.8 million and consisted of the following: base management fees of $9.0 million, interest and financing expenses of $18.7 million, professional fees of $14.6 million, administrator expenses of $2.5 million, directors’ fees of $1.1 million, and other general and administrative related expenses of $4.9 million. Of the $18.7 million interest and financing expenses, $1.8 million was related to the prepayment of interest through 9/1/19 in connection with the voluntary repayment of the SBA Debentures.

Net Investment Income

For the three months ended June 30, 2019, the Company reported net investment loss of $(3.8) million, or $(0.07), on a weighted average per share basis.

For the nine months ended June 30, 2019, the Company reported net investment loss of $(12.7) million, or $(0.23), on a weighted average per share basis.

Net Realized and Unrealized Gains/Losses

For the three and nine months ended June 30, 2019, the Company reported net realized losses of $(9.0) million and $(76.3) million, respectively.

For the three months ended June 30, 2019, the Company reported a loss on extinguishment of debt of $(1.8) million. For the nine months ended June 30, 2019, the Company reported a loss on extinguishment of debt of $(1.9) million.

For the three and nine months ended June 30, 2019, the Company reported net unrealized depreciation on investments of $(15.6) million, and net unrealized appreciation on investments of $26.0 million, respectively.

Liquidity and Capital Resources

As of June 30, 2019, the Company had a cash balance of $49.4 million.

As of June 30, 2019, the Company had $74.0 million outstanding in aggregate principal amount of 6.5% unsecured notes due 2021, $77.8 million outstanding in aggregate principal amount of 6.125% unsecured notes due 2023, and $120.2 million outstanding in aggregate principal amount of 6.80% unsecured notes due 2024.

As of June 30, 2019, the Company had completely repaid its SBA Debentures.

Dividend Declaration

The board of directors did not declare a dividend this quarter.

Financial Statements

Medley Capital Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	June 30, 2019	September 30, 2018
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $239,647 and $428,718, respectively)	$229,402	$393,149
Affiliated investments (amortized cost of $130,986 and $102,547, respectively)	122,953	100,641
Controlled investments (amortized cost of $188,442 and $233,422, respectively)	123,424	161,640
Total investments at fair value	475,779	655,430
Cash and cash equivalents	49,444	75,666
Other assets	4,604	3,421
Interest receivable	3,448	6,377
Receivable for dispositions and investments sold	261	160
Fees receivable	163	187
Deferred offering costs	—	355
Total assets	$533,699	$741,596

LIABILITIES
Notes payable (net of debt issuance costs of $6,307 and $8,238, respectively)	$265,719	$276,909
SBA debentures payable (net of debt issuance costs of $0 and $2,095, respectively)	—	132,905
Accounts payable and accrued expenses	11,959	2,936
Interest and fees payable	4,368	3,280
Management and incentive fees payable	2,689	3,348
Administrator expenses payable	762	808
Deferred revenue	79	192
Due to affiliate	43	39
Total liabilities	$285,619	$420,417

NET ASSETS
Common stock, par value $0.001 per share, 100,000,000 common shares authorized, 54,474,211 and 54,474,211 common shares issued and outstanding, respectively	$54	$54
Capital in excess of par value	698,587	698,587
Total distributable earnings/(loss)	(450,561)	(377,462)
Total net assets	248,080	321,179
Total liabilities and net assets	$533,699	$741,596

NET ASSET VALUE PER SHARE	$4.55	$5.90

Medley Capital Corporation
Consolidated Statements of Operations
(in thousands, except share and per share data)

	For the three months ended June 30		For the nine months ended June 30
	2019	2018	2019	2018
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/non-affiliated investments:
Cash	$5,663	$7,736	$21,250	$31,793
Payment-in-kind	306	687	1,484	3,201
Affiliated investments:
Cash	496	538	1,708	1,605
Payment-in-kind	669	829	2,285	2,448
Controlled investments:
Cash	86	456	249	1,313
Payment-in-kind	819	896	2,609	2,430
Total interest income	8,039	11,142	29,585	42,790
Dividend income	2,012	1,925	6,104	5,541
Interest from cash and cash equivalents	140	65	513	123
Fee income	1,203	813	1,981	3,157
Total investment income	11,394	13,945	38,183	51,611

EXPENSES
Base management fees	2,689	3,533	8,958	11,376
Incentive fees	—	—	—	—
Interest and financing expenses	6,834	6,754	18,741	20,983
Professional fees	3,223	679	14,580	1,821
General and administrative	1,162	474	4,647	1,903
Administrator expenses	762	950	2,462	2,774
Directors fees	420	521	1,089	919
Insurance	127	130	364	394
Expenses before management and incentive fee waivers	15,217	13,041	50,841	40,170
Management fee waiver	—	—	—	(380)
Incentive fee waiver	—	—	—	—
Total expenses net of management and incentive fee waivers	15,217	13,041	50,841	39,790
Net investment income/(loss) before excise taxes	(3,823)	904	(12,658)	11,821
Excise tax expense	—	—	—	(158)
NET INVESTMENT INCOME/(LOSS)	(3,823)	904	(12,658)	11,663

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from investments
Non-controlled/non-affiliated investments	(8,963)	(35,000)	(24,762)	(58,352)
Affiliated investments	—	—	—	—
Controlled investments	—	—	(51,539)	—
Net realized gain/(loss) from investments	(8,963)	(35,000)	(76,301)	(58,352)
Net unrealized appreciation/(depreciation) on investments
Non-controlled/non-affiliated investments	5,159	15,079	25,324	(13,070)
Affiliated investments	(653)	927	(6,127)	282
Controlled investments	(20,155)	(8,759)	6,764	(27,218)
Net unrealized appreciation/(depreciation) on investments	(15,649)	7,247	25,961	(40,006)
Change in provision for deferred taxes on unrealized (appreciation)/depreciation on investments	—	194	—	474
Net loss on extinguishment of debt	(1,806)	(11)	(1,929)	(1,168)
Net realized and unrealized gain/(loss) on investments	(26,418)	(27,570)	(52,269)	(99,052)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,241)	$(26,666)	$(64,927)	$(87,389)

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$(0.56)	$(0.49)	$(1.19)	$(1.60)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME/(LOSS) PER COMMON SHARE	$(0.07)	$0.02	$(0.23)	$0.21
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED	54,474,211	54,474,211	54,474,211	54,474,211
DIVIDENDS DECLARED PER COMMON SHARE	$—	$0.10	$0.15	$0.42

Non-GAAP Financial Measures

We make reference to certain non-GAAP financial measures in this press release. The following table presents a reconciliation of net investment income to adjusted net investment income:

	For the three months ended June 30, 2019
	Total	Per Share

Net investment income/(loss)	$(3,823,102)	$(0.07)
Add back Merger related and other one-time expenses	4,303,660	0.08
Adjusted net investment income	$480,558	$0.01
Note: May not foot due to rounding

The following table presents a reconciliation of net asset value to adjusted net asset value:

	As of June 30, 2019
	Total	Per Share

Total net assets	$248,080,128	$4.55
Add back Merger related and other one-time expenses	4,303,660	0.08
Adjusted total net assets	$252,383,788	$4.63

Merger related and other one-time expenses primarily consist of professional fees and interest expenses in connection with the paydown of the SBA Debentures.
Per share amounts are based on 54,474,211 weighted average shares outstanding for the period.

ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE: MCC) and the Tel Aviv Stock Exchange (TASE: MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY, “Medley”). Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley’s national direct origination franchise is a premier provider of capital to the middle market in the U.S. Medley has $4.7 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE: MCC) (TASE: MCC) and Sierra Income Corporation, a credit interval fund, Sierra Total Return Fund (NASDAQ:SRNTX) and several private investment vehicles. Over the past 15 years, we have provided capital to over 400 companies across 35 industries in North America.3 For additional information, please visit Medley Management Inc. at www.mdly.com.

Medley LLC, the operating company of Medley Management Inc., has outstanding bonds which trade on the New York Stock Exchange under the symbols (NYSE:MDLX) and (NYSE:MDLQ). Medley Capital Corporation is dual-listed on the New York Stock Exchange (NYSE:MCC) and the Tel Aviv Stock Exchange (TASE: MCC) and has outstanding bonds which trade on both the New York Stock Exchange under the symbols (NYSE:MCV), (NYSE:MCX) and the Tel Aviv Stock Exchange under the symbol (TASE: MCC.B1).

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form N-14 that will include a joint proxy statement and that also will constitute a prospectus of Sierra, and the Company and MDLY intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to stockholders of Sierra, the Company, and MDLY on or about December 21, 2018. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, THE COMPANY, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC by Sierra, the Company, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), the Company’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and security holders may also obtain free copies of the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC from Sierra, the Company, or MDLY by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the POTENTIAL Solicitation

Sierra, the Company, and MDLY and their respective directors, executive officers, other members of their management, and certain employees of Medley LLC may be deemed to be Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on May 9, 2019 (the “MCC 2019 Proxy Statement”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Proxy Statement, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and the Company may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,”

and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for the Company’s stockholders and will be accretive to net investment income for the Company, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in the Company’s filings with the SEC, and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, the Company, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of the Company and MDLY to prevent any material adverse effect relating thereto, certain required approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), approval by the Court of Chancery of the State of Delaware of the stipulation of settlement, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof, and (iii) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to the Company include, but are not limited to, (i) the costs and expenses that the Company has, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the results of the go-shop process that will be conducted by MCC’s special committee; and (iii) the impact that any litigation relating to the proposed transactions may have on the Company; (iv) that projections with respect to distributions may prove to be incorrect; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) whether Sierra, as the surviving company, will trade with more volume and perform better than the Company prior to the proposed transactions; and (viii) negative effects of entering into the proposed transactions on the trading volume and market price of the Company’s common stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in each of the Company’s, Sierra’s and MDLY’s filings with the SEC, including the Joint Proxy Statement/Prospectus and the Amended Joint Proxy Statement/Prospectus relating to the proposed transactions, and in the “Risk Factors” sections of each of the Company’s, Sierra’s, and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this communication represent the Company’s views as of the date of hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this material.

SOURCE: Medley Capital Corporation

Investor Relations Contact:
Sam Anderson
Head of Capital Markets & Risk Management
Medley Management Inc.
212-759-0777

Media Contact:
Jonathan Gasthalter/Nathaniel Garnick
Gasthalter & Co. LP
212-257-4170

1 For additional information, refer to the Company’s Form 8-k filed with the SEC on August 2, 2019.
2 For additional information, please see the press release issued by the Company’s special committee on July 30, 2019.

3 Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, ”Medley”). Assets under management refers to assets of Medley’s funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2019.